SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 27, 2007

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                             BROOKLINE BANCORP, INC.
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             (Exact name of registrant as specified in its charter)

            Delaware                 0-23695               04-3402944
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  (State or other jurisdiction     (Commission          (I.R.S. Employer
       of incorporation)             File No.)         Identification No.)


   160 Washington Street, Brookline, Massachusetts         02447-0469
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      (Address of principal executive offices)             (Zip Code)


                                 (617) 730-3500
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              (Registrant's telephone number, including area code)


                                 Not applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01.   Other Events

On March 27, 2007, Brookline Bancorp, Inc. announced receipt of a purported class action complaint.

See Exhibit No. 99.1 attached hereto for the press release relating to this matter.




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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                             BROOKLINE BANCORP, INC.


Date:  March 27, 2007              By: /s/ Paul R. Bechet
                                       ------------------
                                       Paul R. Bechet
                                       Senior Vice President and Chief
                                       Financial Officer


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                                  EXHIBIT INDEX


The following exhibits are furnished as part of this report:


         Exhibit No.                         Description
         -----------                         -----------

            99.1             Press release of Brookline Bancorp, Inc. dated
                             March 27, 2007